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                                                                   Exhibit 10.30

                                                                       PROMENADE

                         UNSECURED INDEMNITY AGREEMENT

            INDEMNITY AGREEMENT (this "Agreement") made as of December 15, 1999 from WESTFIELD AMERICA LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), WESTFIELD AMERICA, INC., a Missouri corporation ("Guarantor"), PROMENADE LLC, a Delaware limited liability company ("Owner"; Borrower, Guarantor and Owner, jointly and severally, "Indemnitor"), each having an address at 11601 Wilshire Boulevard, 12th Floor, Los Angeles, California 90025,
Attention: General Counsel, to NATIONAL AUSTRALIA BANK LIMITED, NEW YORK BRANCH ("NAB") and such other lenders as are or who may become "Banks" (as such quoted term is defined in the Loan Agreement, as hereinafter defined; NAB and such other lenders, each, a "Bank" and collectively, "the Banks").

                             Preliminary Statement

            WHEREAS, Owner is the owner of the real property located in Woodland Hills, California, as more particularly described in SCHEDULE A attached hereto (said real property, together with any real property hereafter encumbered by the lien of the Mortgage (as defined below), being herein collectively called the "Land"; the Land, together with all improvements now or hereafter located on the Land, being herein collectively called the "Property");

            WHEREAS, the Banks are prepared to make and Borrower will accept a revolving loan in the amount of up to $450,000,000 (the "Loan") pursuant to a Secured Revolving Credit Agreement (as the same may hereafter be amended, modified or supplemented, the "Loan Agreement") dated as of the date hereof among Borrower, as Borrower, the lenders signatory thereto, as Banks, and NAB, as Administrative Agent for the Banks (NAB, in such capacity, together with its successors in such capacity, "Administrative Agent"). The Loan is evidenced by note(s) of even date herewith from Borrower in an aggregate principal amount equal to the principal amount of the Loan (as the same may hereafter be amended, modified, extended, severed, assigned, renewed or restated, and including any substitute or replacement notes executed pursuant to the Loan Agreement, collectively, the "Note"), and secured by, among other things, a Deed of Trust, Assignment of Leases and Rents and Security Agreement with Fixture Filing (together with all amendments, modifications, consolidations, increases, supplements and spreaders thereof, collectively, the "Mortgage") from Owner encumbering the Property (the Loan Agreement, the Mortgage, the Note, and any other documents or instruments evidencing or securing the Loan, as amended or modified from time to time, being herein sometimes called the "Loan Documents");

            WHEREAS, as a condition to making the Loan, the Banks require Indemnitor to provide certain indemnities concerning existing and future asbestos, polychlorinated biphenyls and petroleum products and any other hazardous or toxic
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materials, wastes and substances which are defined, determined or identified as such in any Laws (as hereinafter defined) (any such asbestos, polychlorinated biphenyls and petroleum products and any such other materials, wastes and substances being herein collectively called "Hazardous Materials"); as used in this Agreement, the term "Laws" means any federal, state or local laws, rules, regulations, ordinances, writs, injunctions, decrees, determinations or awards (whether now existing or hereafter enacted or promulgated) and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments; and

            WHEREAS, to induce the Banks to consummate the above described transaction and to lend the indicated amount to Borrower, Indemnitor has agreed to enter into this Agreement;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants and covenants to the Banks and Administrative Agent (the undersigned being jointly and severally liable hereunder) as follows:

            1. Indemnitor covenants and agrees, at its sole cost and expense, to indemnify, protect and save each Bank and Administrative Agent harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, reasonable disbursements or expenses (including, without limitation, attorneys' and experts' reasonable fees and disbursements) of any kind or of any nature whatsoever (collectively, the "Indemnified Matters") which may at any time be imposed upon, incurred by or asserted or awarded against any Bank or Administrative Agent and arising from or out of:

            (A) any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, or

            (B) the enforcement of this Agreement or the assertion by Indemnitor of any defense to its obligations hereunder (except the successful defense of actual performance not subject to further appeal), whether any of such matters arise before or after foreclosure of the Mortgage or other taking of title to all or any portion of the Property by or on behalf of the Banks. Indemnified Matters shall include, without limitation, all of the following: (i) the costs of removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas (except that the indemnity provided for under this Agreement shall not cover the costs of such removal unless either (a) such removal is required by any applicable Laws or (b) any present or future use, operation, development, construction, alteration or reconstruction of all or any portion of the Property is or would be conditioned in any way upon, or is or would be limited in any way until the completion of, such removal in accordance with any applicable Laws), (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Materials on, in, under or affecting the Property into the air, any body of water, any other public domain or any surrounding areas and (iii) costs incurred to comply, in connection with all or any


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portion of the Property or any surrounding areas, with all applicable Laws with respect to Hazardous Materials (all removal work referred to in clause (i) above, all work and other actions to take precautions against release referred to in clause (ii) above and all work and other actions performed in order to comply with applicable Laws referred to in clause (iii) above being herein collectively called "Corrective Work"). The Banks' and Administrative Agent's rights under this Agreement shall be in addition to all their rights under the Loan Agreement, Note, Mortgage and other Loan Documents, and payments by Indemnitor under this Agreement shall not reduce Indemnitor's obligations and liabilities under any of the Loan Documents. Notwithstanding anything to the contrary contained herein, (a) the indemnity provided for under this Agreement with respect to surrounding areas shall not extend to the costs of Corrective Work on, in, under or affecting any surrounding areas if the applicable Hazardous Materials did not originate from any portion of the Property, unless the removal of any Hazardous Materials on, in, under or affecting any surrounding areas is required by Law or by order or directive of any federal, state or local governmental authority in connection with the Corrective Work on, in, under or affecting any portion of the Property and (b) if Administrative Agent, the Banks or their nominee takes title to the Property at a foreclosure sale, at a sale pursuant to a power of sale under the Mortgage or by deed in lieu of foreclosure or otherwise, then the indemnity provided for under this Agreement shall not apply to Hazardous Materials which are initially placed on, in or under all or any portion of the Property after the date of such taking of title to the Property.

            2. (a) The Banks hereby agree that, prior to the Banks' taking the actions described in clauses (x) and (y) below, Indemnitor may, at its sole cost and expense, (x) contest the assertion by any governmental authority or any third party of any obligation or liability affecting Indemnitor, any Bank, Administrative Agent or all or any portion of the Property for performances of any Corrective Work and (y) perform any Corrective Work, provided that at all times all of the following conditions are satisfied in full:

            (A) no material default exists under any of the Loan Documents, and the Banks have not commenced or completed foreclosure or a sale under power of sale or accepted a deed in lieu of foreclosure or otherwise taken title to all or any portion of the Property.

            (B) the collateral for the Loan shall not be impaired in the reasonable judgment of Administrative Agent, and the Banks and Administrative Agent (and their respective agents, servants, employees and contractors) shall not be subject to any criminal or other penalties, costs or expenses, by reason of such contest or the performance of such Corrective Work or any delays in connection therewith,

            (C) Indemnitor shall notify Administrative Agent within ten (10) days after commencement of any such contest or Corrective Work, and shall give Administrative Agent a monthly report, during the period of such contest or the performance of such Corrective Work, on Indemnitor's progress with respect thereto, and shall promptly give Administrative Agent such other information with respect thereto as Administrative Agent shall reasonably request,


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            (D) with respect to contests, any such contest shall be instituted promptly after Indemnitor obtains actual knowledge of an action, suit, proceeding or governmental order or directive which asserts any obligation or liability affecting Indemnitor, any Bank, Administrative Agent or all or any portion of the Property, and such contest shall at all times be diligently prosecuted until a final judgment is obtained that negates such assertion of obligation or liability,

            (E) with respect to contests, the Banks and/or Administrative Agent, at their expense, shall have the right (but not the obligation) to join in any action or proceeding in which Indemnitor contests any such assertions by any governmental authorities or third parties,

            (F) with respect to Corrective Work, any such Corrective Work shall be instituted promptly after the later to occur of: (i) a determination by the applicable judicial or administrative authority that the contest is unsuccessful, which determination is not, or ceases to be, subject to further appeal or (ii) Indemnitor obtains actual knowledge of any Hazardous Materials on, in, under or affecting the Property or (when applicable) any surrounding areas, and such Corrective Work shall at all times be diligently prosecuted until all such Hazardous Materials are removed and properly and lawfully disposed of, and

            (G) with respect to any Corrective Work, Indemnitor shall, not less than fifteen (15) days prior to commencement of such Corrective Work, submit to Administrative Agent for its review reasonably detailed plans for such Corrective Work, and, if, within said fifteen (15)-day period, Administrative Agent, in its reasonable judgment, rejects such plans (it being understood that Administrative Agent shall be deemed to approve such plans if they provide for Corrective Work that will result in compliance with applicable Laws), Indemnitor shall promptly submit revised plans to Administrative Agent and shall obtain Administrative Agent's acceptance of such plans prior to commencement of such Corrective Work, and Indemnitor shall comply with the plans submitted to Administrative Agent (and, if applicable, accepted or deemed accepted by Administrative Agent) in performing such Corrective Work.

So long as all of such conditions are satisfied in full at all times, the Banks and Administrative Agent further agree that they will not enter into any settlement agreement binding upon Indemnitor without its prior consent; Indemnitor agrees that in any event, its consent to any such settlement agreement shall not be unreasonably withheld or delayed.

            (b) Promptly after the receipt by Administrative Agent of written notice of any demand or claim or the commencement of any action, suit or proceeding in respect of any of the Indemnified Matters, Administrative Agent shall notify Indemnitor thereof in writing; but the failure by Administrative Agent promptly to give such notice shall not relieve Indemnitor of any liability which it may have to the Banks or Administrative Agent hereunder.


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            (c) It is expressly understood and agreed that failure by the Banks or Administrative Agent to object to any actions taken by Indemnitor shall not be construed to be an approval by the Banks or Administrative Agent of such actions. It is further expressly understood and agreed that this Agreement shall not be construed as creating any obligation for the Banks or Administrative Agent to initiate any contests of the nature described in Section 2(a), to review any plans for Corrective Work or to perform, or review Indemnitor's or any other party's performance of, any Corrective Work.

      3. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents by Indemnitor or any person who succeeds Borrower as owner of the Property. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Note or Mortgage or any sale or transfer of all or part of the mortgaged property,
(iii) any exculpatory provision in any of the Loan Documents limited the Banks' recourse to property encumbered by the Mortgage or to any other security, or limiting the Banks' rights to a deficiency judgment against Borrower, (iv) the accuracy or inaccuracy of any representations or warranties made to the Banks or Administrative Agent under any of the Loan Documents, (v) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, the Banks' voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, (vii) the failure of the Mortgage to be recorded or any UCC financing statements to be filed (or the improper recording of filing of any thereof) or any failure to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note, (viii) the invalidity, irregularity or unenforceability, in whole or in part, of the Note, Mortgage or other Loan Documents, or of any other instrument or agreement executed or delivered to Administrative Agent and/or the Banks in connection with the Loan or (ix) any other action or circumstance whatsoever which constitutes, or might be construed to constitute, a legal or equitable discharge or defense of Borrower or others for their obligations under any of the Loan Documents or of Indemnitor for its obligations under this Agreement; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

            4. Indemnitor waives any right or claim of right to cause a marshalling of Borrower's assets or to cause the Banks to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor or to proceed against the undersigned in any particular order, Indemnitor agrees that any payments required to be made hereunder shall become due on demand; Indemnitor expressly waives and relinquishes all rights and remedies accorded by applicable Law to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have; provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights, including, without limitation, any claim that such subrogation rights were abrogated by any acts of any Bank or Administrative Agent.


                                       5
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Indemnitor hereby agrees to postpone the exercise of any and all rights of subrogation to the rights of the Banks and Administrative Agent against Indemnitor hereunder and any rights of subrogation to any collateral securing the Loan until the Loan shall have been paid in full.

            5. No delay on the Banks' or Administrative Agent's part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any such privilege, power or right.

            6. Any Indemnitor, or any other party liable upon or in respect of this Agreement or the Loan, may be released without affecting the liability of any party not so released.

            7. (a) Except as herein provided, this Agreement shall be binding upon and inure to the benefit of Indemnitor, the Banks, Administrative Agent and their respective heirs, personal representatives, successors and assigns, including, as to the Banks, without limitation, any holder of the Note and any nominee of the Banks (other than a nominee unaffiliated with Administrative Agent or the Banks) which acquires all or part of the Property by any sale, assignment or foreclosure under the Mortgage, by deed or other assignment in lieu of foreclosure, or otherwise. Notwithstanding the foregoing, Indemnitor, without the prior written consent of the Banks in an instance, may not assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

            (b) The rights of the Banks under this Agreement shall not inure to the benefit of (i) any purchaser of the Property at a foreclosure sale or sale pursuant to a power of sale under the Mortgage, (ii) any person or entity taking title to the Property by deed in lieu of foreclosure or (iii) any successor or assign of any purchaser, person or entity described in clauses (i) and (ii) above, except that the Banks' rights shall inure to the benefit of a party described in clauses (i), (ii) and (iii) above if such party is Administrative Agent, any or all of the Banks (including any of their respective successors or assigns as holder of the Note) or any nominee of the Banks (other than a nominee unaffiliated with Administrative Agent or the Banks). Notwithstanding any ownership by Administrative Agent, any or all of the Banks (including any of their respective successors or assigns as holder of the Note) or any nominee of the Banks at any time of all or any portion of the Property, in no event shall Administrative Agent, any or all of the Banks (including any of their respective successors or assigns as holder of the Note) or any nominee of the Banks be bound by any obligations or liabilities of Indemnitor.


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

            8. Notwithstanding anything to the contrary contained elsewhere in this Agreement, the indemnity provided for hereunder shall, subject to the immediately following sentence, terminate and be of no further force and effect when all of the following conditions are satisfied in full:

            (i) all principal, interest and other sums evidenced or secured by the Loan Documents and any other costs and expenses in connection with the Loan are paid in full by Borrower or by any guarantors of the Loan,

            (ii) neither Administrative Agent, nor any Bank (including any of the Banks' respective successors or assigns), nor any nominee of the Banks has at any time taken possession of, or title to, the Property or any portion thereof whether by foreclosure, deed in lieu of foreclosure, sale under power of sale pursuant to the Mortgage, or otherwise (it being understood that if liability under this Agreement survives by reason of this clause (ii), such liability shall be limited by the provisions of clause (b) of the last sentence of paragraph 1 hereof),

            (iii) there has been no change, between the date hereof and prior to the date the Loan is paid in full as provided in (i) above, in any Laws, the effect of which change may be to make a lender or mortgagee liable in respect of any Indemnified Matters notwithstanding the fact that no event, circumstance or condition of the nature described in clause (ii) above ever occurred, and

            (iv) there exist no Indemnified Matters which are pending.

Notwithstanding the immediately preceding sentence, Indemnitor agrees that it shall continue to be liable and shall pay for any and all litigation costs and expenses (including, without limitation, attorneys' and experts' reasonable fees and disbursements) incurred by any Bank or Administrative Agent in connection with any claims, litigation, demands, defenses, judgments, suits and proceedings which may thereafter be asserted against any Bank or Administrative Agent arising from or out of any Hazardous Materials existing on, in, under or affecting all or any portion of the Property or any surrounding areas at or prior to the date of payment in full of the Loan as provided in clause (i) above; provided, however, that the obligations of Indemnitor under this sentence shall not extend to the payment of judicial awards (except for awards for costs and expenses) which have been specifically rendered against any Bank or Administrative Agent in such litigation. The Banks and Administrative Agent agree to utilize counsel designated by Indemnitor, subject to Administrative Agent's right of approval, not to be unreasonably withheld.

            9. This Agreement shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations indemnified against hereby is rescinded or otherwise must be restored or returned by Administrative Agent or the Banks (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Indemnitor or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Indemnitor or any other person or for a substantial part of Indemnitor's


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

or any of such other person's property, as the case may be, or otherwise, all as though such payment had not been made. Indemnitor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of the Banks in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement which are covered by Indemnitor's indemnification obligations under this Agreement.

            10. Indemnitor represents and covenants to the Banks and Administrative Agent that:

            (i) if a corporation, partnership, venture, trust or limited liability company, it is duly organized, validly existing and in good standing under the laws of the state of its formation and has full power and authority to execute, deliver and perform this Agreement; Indemnitor will preserve and maintain such legal existence and good standing;

            (ii) there are no actions, suits or proceedings pending or threatened against or affecting Indemnitor, at law, in equity or before or by any governmental authorities except actions, suits or proceedings which are fully covered by insurance or would, if adversely determined, not be likely to have a material adverse effect on Indemnitor's business or financial condition; Indemnitor is not in material default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities;

            (iii) the consummation of the transactions contemplated hereby and the performance of this Agreement have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which Indemnitor is a party or by which Indemnitor may be bound or affected; and

            (iv) Indemnitor is in compliance with, and the transactions contemplated by this Agreement do not and will not violate any provision of, or require any filing, registration, consent or approval under, any Laws presently in effect having applicability to Indemnitor; Indemnitor will comply promptly with all Laws now or hereafter in effect having applicability to it.

            11. The Banks and/or Administrative Agent shall, at all times, be free to independently establish to their reasonable satisfaction the existence or nonexistence of any fact or facts the existence or nonexistence of which is a condition of this Agreement.

            12. This Agreement may be executed in one or more counterparts each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon, and shall inure to the benefit of, each of the undersigned individually as fully and completely as if all had signed but one


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

instrument. The joint and several liability of the undersigned hereunder shall be unaffected by the failure of any other person to execute any or all of said counterparts.

            13. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent by registered or certified mail, if to Indemnitor at its address stated on the first page hereof, and if to the Banks or Administrative Agent, to NAB at 200 Park Avenue, New York, New York 10016, Attention: Mr. Jeff White, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements.

            14. No provision of this Agreement may be changed, waived, discharged or terminated except in accordance with Section 12.02 of the Loan Agreement.

            15. INDEMNITOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ADMINISTRATIVE AGENT OR THE BANKS ON THIS INDEMNITY AGREEMENT, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT INDEMNITOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST ADMINISTRATIVE AGENT OR THE BANKS WITH RESPECT TO ANY ASSERTED CLAIM.

            16. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO NEW YORK'S PRINCIPLES OF CONFLICTS OF LAW). INDEMNITOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND INDEMNITOR HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT OR PROCEEDING IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO INDEMNITOR AT ITS ADDRESS INDICATED ON THE COVER PAGE HEREOF, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN MAILED.

            17. The obligations of Indemnitor under this Agreement are not secured by the Mortgage.


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

            IN WITNESS WHEREOF, Indemnitor has caused this Agreement to be executed and delivered as of the date first written above.

                   WESTFIELD AMERICA LIMITED PARTNERSHIP

                   By:     Westfield America, Inc., its general partner

                           By /s/ Irv Hepner
                             -------------------------------------
                             Name:  IRV HEPNER
                             Title: SECRETARY


                   WESTFIELD AMERICA, INC.

                   By /s/ Irv Hepner
                      -------------------------------------
                      Name:  IRV HEPNER
                      Title: SECRETARY


                   PROMENADE LLC, a Delaware limited liability company

                   By: Westfield America Limited Partnership, a Delaware limited partnership, its managing member

                           By:     Westfield America, Inc., its general
                                   partner

                                   By /s/ Irv Hepner
                                     ------------------------------------
                                     Name:  IRV HEPNER
                                     Title: SECRETARY

                                   SCHEDULE A

PARCEL 1:

PARCEL A OF PARCEL MAP L.A. NO. 2519, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 39 PAGE 92 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOT 2 OF TRACT NO. 23959, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 811 PAGES 28 TO 30 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

NON-EXCLUSIVE EASEMENTS FOR AUTOMOBILE PARKING AND COMMON AREA USES, UTILITIES, CONSTRUCTION PURPOSES, PEDESTRIAN WALKWAYS AND STAIRWAYS OVER THE "COMMON AREA" OF LOT 4 OF TRACT NO. 23959, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 811 PAGES 28 TO 30 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND OVER PARCEL B OF PARCEL MAP L.A. NO. 2519, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 39 PAGE 92 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS DEFINED AND CREATED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED NOVEMBER 15, 1971, EXECUTED BY AND BETWEEN KAISER AETNA, A CALIFORNIA PARTNERSHIP (HEREINAFTER CALLED "KAISER AETNA"), ADCOR REALTY CORPORATION, A NEW YORK CORPORATION (HEREINAFTER CALLED "ROBINSON") AND SAKS & COMPANY, A NEW YORK CORPORATION (HEREINAFTER CALLED "SAKS") AND RECORDED FEBRUARY 16, 1972 AS INSTRUMENT NO. 3399, OFFICIAL RECORDS, AS SUPPLEMENTED BY THAT CERTAIN AGREEMENT SUPPLEMENTAL TO CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT BY AND BETWEEN SAKS AND KAISER AETNA, DATED NOVEMBER 15, 1971 AND RECORDED FEBRUARY 16, 1972 AS INSTRUMENT NO. 3400, OFFICIAL RECORDS, AS FURTHER SUPPLEMENTED BY THAT CERTAIN ADDITIONAL AGREEMENT SUPPLEMENTAL TO CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT BY AND BETWEEN SAKS AND KAISER AETNA, DATED NOVEMBER 15, 1971 AND RECORDED SEPTEMBER 27, 1972 AS INSTRUMENT NO. 3572, OFFICIAL RECORDS, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT THERETO, EXECUTED BY KAISER AETNA, ROBINSON, SAKS AND FEDERAL DEPARTMENT STORES, INC., A DELAWARE CORPORATION (HEREINAFTER CALLED "FEDERAL"), DATED SEPTEMBER 22, 1972, RECORDED SEPTEMBER 22, 1972 AS INSTRUMENT NO. 345, OFFICIAL RECORDS, AND FURTHER AMENDED BY "SECOND AMENDMENT TO CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED JANUARY 31, 1995 EXECUTED BY AND BETWEEN SHOPPING CENTER ASSOCIATES, A NEW YORK GENERAL PARTNERSHIP, I. MAGNIN, INC., A DELAWARE CORPORATION, MACY'S PRIMARY REAL ESTATE, INC., A DELAWARE CORPORATION AND AMERICAN MULTI-CINEMA, INC., A MISSOURI CORPORATION, RECORDED FEBRUARY 23, 1995 AS INSTRUMENT NO. 95-296549, OFFICIAL RECORDS.


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